Exhibit 99.1

Grubb & Ellis Company Investor Presentation The Ninth Annual JMP Securities Research Conference May 12, 2010

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include assumptions regarding expectations or estimates of future financial and operating results or events, industry and market trends and other market opportunities for Grubb & Ellis. The information in this presentation discusses the state of Grubb & Ellis' business as of the date of presentation. Grubb & Ellis does not assume any obligation to update or correct any information covered herein. There are a number of risks and uncertainties that could cause our actual results to differ materially from those described in the forward-looking statements. For additional information concerning risks that could cause such differences, please refer to our annual report on Form 10-K/A, quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. We may make certain statements during the course of this presentation which include references to "non-GAAP financial measures," as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix. Forward Looking Statements

Leading Provider of Real Estate Services & Investment Management Highly Recognized Brand At a Glance as of March 31, 2010 Founded 1958 Stock NYSE: GBE Footprint* 126 offices 6,000+ employees 1,800 brokers Assets under Management $5.6 billion; 29 states SF under Management 243 million Transaction Services Management Services Corporate Services Investment Services Consulting Services Real Estate Investment Trusts Institutional Funds Mutual Funds Recovering U.S. commercial real estate market Large, highly fragmented industry Substantial ongoing consolidation Corporate outsourcing trend Unique market position Scalable infrastructure 51-year history One of the most recognized commercial real estate brands 126 offices across United States* and select international sites Proprietary research with 100+ local research professionals nationwide Integrated Platform Attractive Market Opportunity 1 *Includes Grubb & Ellis affiliates

Fully Integrated Platform Well Positioned for Growth 2009 revenue: $57.3 million Non-traded REITs Institutional funds Mutual funds Separate accounts Investment Management 2009 revenue: $173.4 million Agency leasing Asset acquisition & disposition Capital markets Consulting Real estate finance Tenant representation Valuation 2009 revenue: $274.7 million Asset management Facilities management Property management Lease administration Portfolio management Project management Real Estate Services Transaction Services Management Services 2 On-the-ground expertise and insight that deliver the solutions in all the markets where our clients have business and investment needs

Increased Broker Production Transaction Services Overview 3 1,800 brokerage professionals Intense focus on broker productivity Coverage in all key U.S. markets * From July 2008 through March 31, 2010. Broker production figures represent trailing three-year average annual production. 26% increase 118 brokers at * $700k gained 176 brokers at $200k eliminated Transaction Services Revenue ($ in millions) $33.5 $42.2 $0.0 $15.0 $30.0 $45.0 $60.0 Q1'09 Q1'10

Management Services Overview Facilities management for medium and large corporations outsourcing their real estate functions 14% growth in business in 2009 reflects trend toward corporate outsourcing of real estate functions Focused on middle market corporations Occupier Investor Property management and leasing for investor owned real estate Annuitized revenue stream through multi-year contracts with the ability to grow with the account through the use of our platform 4 Renewal/Expansion Expansion IBM Print Business Services Renewal Seventh largest property management company nationwide(1) 243 million square feet under management (1) Source: National Real Estate Investor, July 2009.

Non-Traded REITs / Funds Grubb & Ellis Securities Emerging Institutional Manager Grubb & Ellis Mutual Funds Grubb & Ellis Healthcare REIT II Grubb & Ellis Apartment REIT Raised $537 million in 2009 $6 to $7 billion market(1) FINRA registered broker dealer 130+ selling agreements with third party broker-dealers across the U.S. Strong platform drives opportunities Placing investor equity through sole-ownership vehicles and funds across numerous asset classes GBE branded funds 3 top ten mutual funds as rated by Morningstar during 2009 Family of real estate open end mutual funds Investment Management Overview IM strength as of March 31, 2010 Approximately $12.3 billion in acquisitions and dispositions completed since 1998 $5.6 billion in assets under management drives recurring revenue Substantial Fee Income Substantial Fee Income Substantial Fee Income Acquisition fees Disposition fees Finance fees Asset Management Fees Property Management Fees Broker-Dealer Fees 5 (1) Source: Stanger Report, Winter 2010.

6 Well Positioned to Capitalize on a Recovering CRE Market $30 million convertible note offering allows for investment in growth opportunities $25 million of expected annualized expense reductions New corporate leadership Repaid credit facility and significantly strengthened capital structure in late 2009 Source: MIT Center for Real Estate, Grubb & Ellis Sublease '00 37.14 39.01 37.03 45.67 '01 62.37 84.98 108.5 122.5 '02 146.49 142.04 144.14 140.4 '03 135.78 135.35 126.88 122.89 '04 114.95 111.42 109.18 104.92 '05 95.96 90.75 85.88 82.84 '06 78.45 78 76.45 76.17 '07 75.09 73.28 77.09 80 '08 82.88 86.29 91.5 100.57 '09 111.81 113.17 123.58 120.66 10 113.07 Office Sublease Space Moody's/Real CPPI Dec. 2000 = 100

Revenue (in millions) Adjusted EBITDA (in millions) Financial Performance Summary (1) Excludes $97 million of non-recourse mortgage debt maturing $37 million in 2014 and $60 million in 2017. (2) Assumes exercise by company of two one-year extension options. (3) Notes issuance occurred subsequent to March 31, 2010. $129 $118 $550-$575 $520 $10-$15 $(11) $(16.5) $(24) 7 (CHART) Balance Sheet Debt (in millions) 2010 2011 2012 2013 2014 2015 2016 2017 $22.5 Cash (in millions) $39.1 $22.5 $31- $33 Convertible debt 12/31/09 3/31/10 12/31/10 1

Expand property and facilities management portfolio Increase scale and productivity of brokerage operations Expand complimentary commercial real estate services Our Opportunity Implement growth initiatives into a recovering U.S. commercial real estate market Expand position in public non-traded REIT market Enhance platform through strategic initiatives and investments 8